Exhibit 10.54
AMENDMENT TO COMPROMISE AND SETTLEMENT AGREEMENT
     BE IT KNOWN, that on this the 30 day of March, 2010, Shell and Meridian hereby amended the Compromise and Settlement Agreement (“Compromise”) Effective as of September 1,20091 as follows:
1.	Section III(A)(2) of the Compromise is hereby amended such that the date for the Initial Payment shall be the earlier of the closing of the Corporate Transaction or May 1,2010.

2.	Section III(A)(4), subsection (l) of the Compromise is hereby amended to extend the date set out from April 1,2010 to May 1,2010. Furthermore, Section III(A)(4), subsection (3) is hereby amended to extend the date set out from April 2, 2010 to May 2, 2010.
In all other respects, the Compromise shall remain in force and effect.

SO AGREED:	The Meridian Resource Corporation
	BY:	/s/ Paul D. Ching
Title: Chairman, CEO and President

SO AGREED:	Shell Oil Company, SWEPI LP
	BY:	/s/ B. K. Garrison
Title: Attorney-in-Fact

1	“Shell” and “Meridian” shall have the same meaning as was defined in the Compromise. Moreover, all capitalized terms used herein shall have the same meaning as assigned in the Compromise.